ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce European Small-Cap Fund
(formerly Royce European Smaller-Companies Fund) (Investment Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce European Small-Cap Fund (formerly Royce European Smaller-Companies Fund) (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.19% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2025 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.74% of the Class’ average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce European Small-Cap Fund
(formerly Royce European Smaller-Companies Fund) (Service Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce European Small-Cap Fund (formerly Royce European Smaller-Companies Fund) (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.44% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2025 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Global Financial Services Fund
(formerly Royce Financial Services Fund) (Institutional Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated December 31, 2003 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Global Financial Services Fund (formerly Royce Financial Services Fund) (the “Series”) and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Institutional Class of shares (the “Class”) are not more than 1.04% of the Class’ average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Global Value Fund (Consultant Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated as of January 1, 2016 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Global Value Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Consultant Class of shares (the “Class”) are not more than 2.19% of the Class’ average net assets for the Period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Global Value Fund (Investment Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce Global Value Fund (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.19% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2021 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Global Value Fund (K Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce Global Value Fund (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its K Class of shares (the “Class”) are not more than 1.4 9% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2025 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Global Value Fund (R Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce Global Value Fund (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its R Class of shares (the “Class”) are not more than 1.74% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2025 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Global Value Fund (Service Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce Global Value Fund (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.44% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2018 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce International Premier Fund
(Investment Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce International Premier Fund (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.19% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2025 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.74% of the Class’ average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce International Premier Fund
(Service Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce International Premier Fund (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.44% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2025 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce International Small-Cap Fund
(formerly Royce International Smaller-Companies Fund) (Institutional Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce International Small-Cap Fund (formerly Royce International Smaller-Companies Fund) (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Institutional Class of shares (the “Class”) are not more than 1.19% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2025 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.74% of the Class’ average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce International Small-Cap Fund
(formerly Royce International Smaller-Companies Fund) (Investment Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce International Small-Cap Fund (formerly Royce International Smaller-Companies Fund) (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.19% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2025 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.74% of the Class’ average net assets for such annual period.

The Adviser ’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses ”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer

ROYCE & ASSOCIATES, LLC
745 FIFTH AVENUE
NEW YORK, NY 10151

January 1, 2016

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce International Small-Cap Fund
(formerly Royce International Smaller-Companies Fund) (Service Class)

Gentlemen:

Reference is made to the Second Amended and Restated Investment Advisory Agreement dated January 1, 2016 (the “Agreement”) by and between The Royce Fund, on behalf of Royce International Small-Cap Fund (formerly Royce International Smaller-Companies Fund) (the “Series”), and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2016 and ending December 31, 2016 (the "Period"), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.44% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending December 31, 2025 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:

Peter K. Hoglund
Chief Financial Officer
ACCEPTED:
THE ROYCE FUND

By:

Peter K. Hoglund
Treasurer